SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported): May 5, 2004

                        Price Communications Corporation
               (Exact Name of Registrant as Specified in Charter)


          New York                    1-8309                   13-2991700
(State or Other Jurisdiction        (Commission               (IRS Employer
      of Incorporation)             File Number)            Identification No.)


                              45 Rockefeller Plaza
                            New York, New York 10020
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (212) 757-5600



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ITEM 5.        OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On May 5, 2004, Price Communications Corporation announced that its Board of Directors has declared a 5% stock dividend payable on May 24, 2004, to stockholders of record on May 17, 2004. Attached hereto and incorporated by reference as Exhibit 99.1 is the Press Release announcing such stock dividend.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

         (c)Exhibit 99.1 - Press Release dated May 5, 2004.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 7, 2004

                                    PRICE COMMUNICATIONS CORPORATION



                                    By: /s/Kim Pressman
                                        --------------------------------------
                                        Kim Pressman
                                        Executive Vice President and
                                        Chief Financial Officer